                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                           881,414.65
     Available Funds:
        Contract Payments due and received in this period                                                       2,455,100.73
        Contract Payments due in prior period(s) and received in this period                                      109,783.17
        Contract Payments received in this period for next period                                                  29,984.50
        Sales, Use and Property Tax payments received                                                              24,247.26
        Prepayment Amounts related to early termination in this period                                          3,307,783.76
        Servicer Advance                                                                                          333,716.64
        Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
        Transfer from Reserve Account                                                                               3,480.66
        Interest earned on Collection Account                                                                       5,420.15
        Interest earned on Affiliated Account                                                                         208.43
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                0.00
        Amounts paid under insurance policies                                                                           0.00
        Maintenance, Late Charges and any other amounts                                                             8,640.67

                                                                                                               -------------
     Total Available Funds                                                                                      7,159,780.62
     Less: Amounts to be Retained in Collection Account                                                           686,061.97
                                                                                                               -------------
     AMOUNT TO BE DISTRIBUTED                                                                                   6,473,718.65
                                                                                                               =============


     DISTRIBUTION OF FUNDS:

        1. To Trustee -  Fees                                                                                           0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             109,783.17
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                      0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  0.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                          5,300,702.79
                a) Class A5 Principal (distributed after A4 Note matures) and Interest                            234,054.84
                b) Class B Principal and Interest                                                                  94,304.73
                c) Class C Principal and Interest                                                                 189,091.35
                d) Class D Principal and Interest                                                                 126,659.84
                e) Class E Principal and Interest                                                                 161,576.58

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     12,613.09
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   178,725.77
                c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                               3,480.66
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              38,516.51
        7. To Servicer, Servicing Fee and other Servicing Compensations                                            24,209.32
                                                                                                               -------------
     TOTAL FUNDS DISTRIBUTED                                                                                    6,473,718.65
                                                                                                               =============

                                                                                                               -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
       Funds (if any)}                                                                                            686,061.97
                                                                                                               =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                              $2,511,821.93
     - Add Investment Earnings                                                                                      3,480.66
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
     - Less Distribution to Certificate Account                                                                     3,480.66
                                                                                                               -------------
End of period balance                                                                                          $2,511,821.93
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $2,511,821.93
                                                                                                               =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class A Notes

                     Pool A                                 47,387,630.84
                     Pool B                                  9,421,906.61
                                                          ----------------
                                                                                     56,809,537.45

  Class A Overdue Interest, if any                                   0.00
  Class A Monthly Interest - Pool A                            258,708.23
  Class A Monthly Interest - Pool B                             51,438.00

  Class A Overdue Principal, if any                                  0.00
  Class A Monthly Principal - Pool A                         4,619,482.07
  Class A Monthly Principal - Pool B                           605,129.33
                                                          ----------------
                                                                                      5,224,611.40

  Ending Principal Balance of the Class A Notes

                     Pool A                                 42,768,148.77
                     Pool B                                  8,816,777.28
                                                          ----------------
                                                                                   ----------------
                                                                                     51,584,926.05
                                                                                   ================


  --------------------------------------------------------------------------------
  Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
  Original Face $221,020,000      Original Face $221,020,000      Balance Factor
  $        1.403250               $                23.638636            23.339483%
  --------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


  Beginning Principal Balance of the Class A Notes

                     Class A1                                              0.00
                     Class A2                                              0.00
                     Class A3                                              0.00
                     Class A4                                     14,189,537.45
                     Class A5                                     42,620,000.00
                                                                ----------------

  Class A Monthly Interest                                                                 56,809,537.45
                     Class A1 (Actual Number Days/360)                     0.00
                     Class A2                                              0.00
                     Class A3                                              0.00
                     Class A4                                         76,091.39
                     Class A5                                        234,054.84
                                                                ----------------

  Class A Monthly Principal

                     Class A1                                              0.00
                     Class A2                                              0.00
                     Class A3                                              0.00
                     Class A4                                      5,224,611.40
                     Class A5                                              0.00
                                                                ----------------
                                                                                            5,224,611.40

  Ending Principal Balance of the Class A Notes

                     Class A1                                              0.00
                     Class A2                                              0.00
                     Class A3                                              0.00
                     Class A4                                      8,964,926.05
                     Class A5                                     42,620,000.00
                                                                ----------------
                                                                                         ----------------
                                                                                           51,584,926.05
                                                                                         ================


Class A4
  -----------------------------------------------------------------------------------------
  Interest Paid Per $1,000        Principal Paid Per $1,000                Ending Principal
  Original Face $41,000,000       Original Face $41,000,000                Balance Factor
  $        1.85589                $               127.429546                     21.865673%
  -----------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class B Notes

                        Pool A                               807,984.01
                        Pool B                               160,655.89
                                                           -------------
                                                                                       968,639.90

  Class B Overdue Interest, if any                                 0.00
  Class B Monthly Interest - Pool A                            4,369.85
  Class B Monthly Interest - Pool B                              868.88
  Class B Overdue Principal, if any                                0.00
  Class B Monthly Principal - Pool A                          78,750.12
  Class B Monthly Principal - Pool B                          10,315.88
                                                           -------------
                                                                                        89,066.00

  Ending Principal Balance of the Class B Notes

                        Pool A                               729,233.89
                        Pool B                               150,340.01
                                                           -------------
                                                                                     -------------
                                                                                       879,573.90
                                                                                     =============


  --------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
  Original Face $3,768,000     Original Face $3,768,000          Balance Factor
  $        1.390321            $               23.637473               23.343256%
  --------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE


  Beginning Principal Balance of the Class C Notes

                        Pool A                               1,616,768.82
                        Pool B                                 321,511.05
                                                           ---------------
                                                                                       1,938,279.87

  Class C Overdue Interest, if any                                   0.00
  Class C Monthly Interest - Pool A                              9,141.48
  Class C Monthly Interest - Pool B                              1,817.88
  Class C Overdue Principal, if any                                  0.00
  Class C Monthly Principal - Pool A                           157,500.24
  Class C Monthly Principal - Pool B                            20,631.75
                                                           ---------------
                                                                                         178,131.99

  Ending Principal Balance of the Class C Notes

                        Pool A                               1,459,268.58
                        Pool B                                 300,879.30
                                                           ---------------
                                                                                     ---------------
                                                                                       1,760,147.88
                                                                                     ===============


  --------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
  Original Face $7,537,000     Original Face $7,537,000          Balance Factor
  $        1.454075            $               23.634336               23.353428%
  --------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE


  Beginning Principal Balance of the Class D Notes

                        Pool A                               1,077,312.07
                        Pool B                                 214,207.82
                                                           ---------------
                                                                                       1,291,519.89

  Class D Overdue Interest, if any                                   0.00
  Class D Monthly Interest - Pool A                              6,594.05
  Class D Monthly Interest - Pool B                              1,311.13
  Class D Overdue Principal, if any                                  0.00
  Class D Monthly Principal - Pool A                           105,000.16
  Class D Monthly Principal - Pool B                            13,754.50
                                                           ---------------
                                                                                         118,754.66

  Ending Principal Balance of the Class D Notes

                        Pool A                                 972,311.91
                        Pool B                                 200,453.32
                                                           ---------------
                                                                                     ---------------
                                                                                       1,172,765.23
                                                                                     ===============


  --------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
  Original Face $5,024,000     Original Face $5,024,000          Balance Factor
  $        1.573483            $               23.637472               23.343257%
  --------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE


  Beginning Principal Balance of the Class E Notes

                        Pool A                               1,348,241.54
                        Pool B                                 268,158.31
                                                           ---------------
                                                                                       1,616,399.85

  Class E Overdue Interest, if any                                   0.00
  Class E Monthly Interest - Pool A                             10,954.46
  Class E Monthly Interest - Pool B                              2,178.79
  Class E Overdue Principal, if any                                  0.00
  Class E Monthly Principal - Pool A                           131,250.20
  Class E Monthly Principal - Pool B                            17,193.13
                                                           ---------------
                                                                                         148,443.33

  Ending Principal Balance of the Class E Notes

                        Pool A                               1,216,991.34
                        Pool B                                 250,965.18
                                                           ---------------
                                                                                     ---------------
                                                                                       1,467,956.52
                                                                                     ===============


  --------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
  Original Face $6,282,000     Original Face $6,282,000          Balance Factor
  $        2.090616            $               23.629947               23.367662%
  --------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE


  Beginning Residual Principal Balance

                        Pool A                             1,613,405.74
                        Pool B                               320,404.93
                                                         ---------------
                                                                                     1,933,810.67

  Residual Interest - Pool A                                  10,523.77
  Residual Interest - Pool B                                   2,089.32
  Residual Principal - Pool A                                158,025.24
  Residual Principal - Pool B                                 20,700.53
                                                         ---------------
                                                                                       178,725.77

  Ending Residual Principal Balance

                        Pool A                             1,455,380.50
                        Pool B                               299,704.40
                                                         ---------------
                                                                                   ---------------
                                                                                     1,755,084.90
                                                                                   ===============


X.   PAYMENT TO SERVICER

   - Collection period Servicer Fee                                                      24,209.32
   - Servicer Advances reimbursement                                                    109,783.17
   - Tax, Maintenance, Late Charges, Bank Interest and other amounts                     38,516.51
                                                                                   ----------------
   Total amounts due to Servicer                                                        172,509.00
                                                                                   ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                    53,851,343.04

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                      0.00

   Decline in Aggregate Discounted Contract Balance                                                                  5,250,008.03

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  ----------------
      ending of the related Collection Period                                                                       48,601,335.01
                                                                                                                  ================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                            2,048,197.30

       - Principal portion of Prepayment Amounts                                                  3,201,810.73

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

              during Collection Period                                                                    0.00

                                                                                                ---------------
                            Total Decline in Aggregate Discounted Contract Balance                5,250,008.03
                                                                                                ===============


POOL B

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                    10,706,844.65

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                      0.00

   Decline in Aggregate Discounted Contract Balance                                                                    687,725.12

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  ----------------
      ending of the related Collection Period                                                                       10,019,119.53
                                                                                                                  ================

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              573,346.59

       - Principal portion of Prepayment Amounts                                                    114,378.53

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

              during Collection Period                                                                    0.00

                                                                                                ---------------
                            Total Decline in Aggregate Discounted Contract Balance                  687,725.12
                                                                                                ===============

                                                                                                                  ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   58,620,454.54
                                                                                                                  ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS


   POOL A                                                                                           Predecessor
                                                             Discounted            Predecessor      Discounted
   Lease #       Lessee Name                                 Present Value         Lease #          Present Value
   -------------------------------------------------         ----------------      -----------      ---------------
   2199-001      Regional Radiology, LLC                       $1,112,975.58        1881-001          $2,435,321.88
   1231-041      Radnet Management, Inc.                         $953,502.31
   1560-013      Drew Medical inc                                $342,866.78
                 Cash                                             $25,977.21
   3323-002      Open MRI Ohio 1 Ventures, LLC                   $932,975.98        912-501             $492,124.09
   3330-002      Open MRI Texas Ventures, LLC                    $784,394.56        917-501             $536,814.08
                                                                                    917-502             $578,192.91
                                                                                    920-501              $35,076.58
                                                                                    1912-001             $34,364.63



                                                             ----------------                       ---------------
                                                    Totals:    $4,152,692.42                          $4,111,894.17

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $4,111,894.17
   b) ADCB OF POOL A AT CLOSING DATE                                                                $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           2.04%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES  [ ]              NO  [X]


   POOL B                                                                                           Predecessor
                                                             Discounted            Predecessor      Discounted
   Lease #       Lessee Name                                 Present Value         Lease #          Present Value
   -------------------------------------------------         ----------------      -----------      ---------------
                 NONE

                                                             ----------------                       ---------------
                                                    Totals:            $0.00                                 $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                $50,047,123.17
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%


 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES  [ ]              NO  [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


   POOL A - NON-PERFORMING                                                                          Predecessor
                                                             Discounted            Predecessor      Discounted
   Lease #       Lessee Name                                 Present Value         Lease #          Present Value
   --------------------------------------------------        ----------------      -----------      ---------------
   408-502       Western Kentucky Diagnostic                     $495,646.95        277-103          $2,561,363.27
   1042-501      Pinnacle Imaging, Inc.                        $1,631,421.93        1513-002           $953,250.10
   2375-001      Tuscarawas Ambulatory                         $1,286,730.05        1725-002           $588,254.35
   1097-506      Advanced Healthcare Resources                   $675,567.93
                 Cash                                             $13,500.87
   2545-002      Presgar L.C.                                    $964,543.83        2205-001         $3,763,600.22
   2907-001      Laser  Vision Centers, Inc.                     $472,557.70
   2000667-2     Hartford Hospital, Inc.                         $190,558.39
   2004051-2     Health Care Solutions                           $695,143.77
   2004051-3     Health Care Solutions                           $993,964.93
   2004887-1     BBC Healthcare International, L.L.C.           $212,022.60
   2005804-1     Otsego Memorial Hospital                        $236,366.53

                                                             ----------------                       ---------------
                                                      Totals:  $7,868,025.48                         $7,866,467.94

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     7,866,467.94
   b) ADCB OF POOL A AT CLOSING DATE                                                                $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES  [ ]              NO  [X]



   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                             Discounted            Predecessor      Discounted
   Lease #       Lessee Name                                 Present Value         Lease #          Present Value
   --------------------------------------------------        ----------------      -----------      ---------------
   1528-003      U.S. Neurosurgical, Inc.                        $642,004.10         960-501            $82,012.38
   2826-003      Newark Health Imaging, L.L.C.                   $205,317.69         960-502            $28,390.17
   2906-001      Laser Vision Centers, Inc.                      $496,511.61         1043-501          $641,289.38
                 Cash                                              $3,932.26         1043-502          $596,073.73






                                                             ----------------                       ---------------
                                                      Totals:  $1,347,765.66                         $1,347,765.66


   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $1,347,765.66
   b) ADCB OF POOL B AT CLOSING DATE                                                                $50,047,123.17
 * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           2.69%

   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES  [ ]              NO  [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.                 AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                               TOTAL OUTSTANDING CONTRACTS
   This Month                                               877,694.72          This Month                             58,620,454.54
   1 Month Prior                                          1,267,760.64          1 Month Prior                          64,558,187.69
   2 Months Prior                                         1,327,394.18          2 Months Prior                         69,497,129.59

   Total                                                  3,472,849.54          Total                                 192,675,771.82

   a) 3 MONTH AVERAGE                                     1,157,616.51          b) 3 MONTH AVERAGE                     64,225,257.27

   c) a/b                                                        1.80%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                              Yes                    No    X
                                                                                                 ----------           ----------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                      Yes                    No    X
                                                                                                 ----------           ----------
   B. An Indenture Event of Default has occurred and is then continuing?                      Yes                    No    X
                                                                                                 ----------           ----------

4. Has a Servicer Event of Default occurred?                                                  Yes                    No    X
                                                                                                 ----------           ----------
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                           Yes                    No    X
                                                                                                 ----------           ----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
        or obligation not remedied within 90 days?                                            Yes                    No    X
                                                                                                 ----------           ----------
   C. As of any Determination date, the sum of all defaulted contracts since
        the Closing date exceeds 6% of the ADCB on the Closing Date?                          Yes                    No    X
                                                                                                 ----------            ----------

6. Aggregate Discounted Contract Balance at Closing Date                                  Balance $ 251,182,193.26
                                                                                                 -----------------


   DELINQUENT LEASE SUMMARY

  Days Past Due   Current Pool Balance   # Leases
  -------------   --------------------   --------
       31 - 60        1,035,907.32          15
       61 - 90           50,413.06           3
      91 - 180          877,694.72           8


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization